SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2018

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2018, USA Technologies, Inc. (the “Company”), entered into a new consent letter (the “New Consent Agreement”) relating to the Company’s existing Credit Agreement dated November 9, 2017 (“Credit Agreement”) by and among the Company, as the borrower, its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as the lender and administrative agent for the lender (the “Lender”). The New Consent Agreement, among other things, extends until February 15, 2019 the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018 and the unaudited financial statements for the fiscal quarter ended September 30, 2018, and the related compliance certificates required pursuant to the Credit Agreement. The New Consent Agreement also requires the Company to deliver to the Lender unaudited financial statements for each of the months of October and November 2018 by no later than January 10, 2019, and unaudited financial statements for the month of December 2018 by no later than February 7, 2019. The New Consent Agreement requires the Company to deliver to the Lender a nonrefundable extension fee of $51,875.

The consent letter previously entered into by the Company and the Lender on November 15, 2018, had, among other things, extended until December 31, 2018 the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018 and the unaudited financial statements for the fiscal quarter ended September 30, 2018, and the related compliance certificates.

The foregoing description of the New Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Consent Agreement by and among the Company, its subsidiaries, and JPMorgan Chase Bank, N.A., dated December 31, 2018

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: January 2, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chairman and Chief Executive Officer